UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 1, 2021
Date of Report (Date of earliest event reported)
EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number
2015 W. Chestnut Street, Alhambra, California, 91803
Address of principal executive offices, including zip code
(626) 293-3400
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC	(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 1, 2021, EMCORE Corporation (the “Company”) entered into an Amendment to Lease (the “New Alhambra Lease Amendment”) to that certain Standard Industrial/Commercial Single-Tenant Lease – Net, dated as of October 1, 2017, by and between the Company and CHESTNUT2015 LLC (the “Alhambra Lease”), as previously amended by that certain Amendment to Lease, dated as of March 31, 2019 (the “Original Alhambra Lease Amendment”). Pursuant to the terms of the New Alhambra Lease Amendment, the Company agreed to extend the term of the lease for its corporate headquarters, manufacturing and research and development facilities located in Alhambra, California (the “Leased Facilities”) through September 30, 2031, with a five-year Company option to extend beyond such expiration date. Under the terms of the New Alhambra Lease Amendment, base rent for the Leased Facilities will remain unchanged from the rates of $51,500 per month during the fiscal year ending September 30, 2022 and $53,500 per month during the fiscal year ending September 30, 2023, in each case as previously agreed in the Original Alhambra Lease Amendment, and the Company continues to be responsible for certain other monthly expenses related to the Leased Facilities, including taxes and utilities. Base rent for the fiscal year ending September 30, 2024 will be based on a mutually determined fair market value, subject to the appraisal process set forth in New Alhambra Lease Amendment, which amount shall be at least 2% greater than the monthly rent paid during the fiscal year ending September 30, 2023. Monthly base rent for the fiscal year ending September 30, 2025 and each fiscal year thereafter during the term of the lease shall increase from the monthly rent payable in the immediately preceding fiscal year in an amount equal to the percentage increase, from the immediately preceding fiscal year, in the most recently published Consumer Price Index for All Urban Consumers, Los Angeles-Long Beach-Anaheim area, published by the Bureau of Labor Statistics of the U.S. Department of Labor.

The foregoing description of the Alhambra Lease, the Original Alhambra Lease Amendment and the New Alhambra Lease Amendment are qualified in their entirety by reference to the full text of the Alhambra Lease, the Original Alhambra Lease Amendment and the Alhambra Lease Amendment, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Standard Industrial/Commercial Single-Tenant Lease – Net, dated as of October 1, 2017, by and between EMCORE Corporation and CHESTNUT2015 LLC.
10.2	Amendment to Lease, dated as of March 31, 2019, by and between EMCORE Corporation and CHESTNUT2015 LLC.
10.3	Amendment to Lease, dated as of November 1, 2021, by and between EMCORE Corporation and CHESTNUT2015 LLC.
10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
	Name:	Tom Minichiello
Dated: November 2, 2021	Title:	Chief Financial Officer